UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

SALARY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33312	04-3465241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Gould Street Needham, Massachusetts	02494
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 851-8000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 31, 2010, Salary.com, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kenexa Corporation, a Pennsylvania corporation (“Kenexa”), and Spirit Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Kenexa (“Purchaser”), pursuant to which, among other things, Purchaser will commence a tender offer for all the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), subject to the terms and conditions of the Merger Agreement.

Merger Agreement

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a cash tender offer (the “Offer”) to purchase all of the outstanding Shares, at a purchase price of $4.07 per Share, net to the seller thereof in cash, without interest and less any required withholding taxes (the “Offer Price”). The Offer will remain open for 20 business days from commencement, subject to possible extension on the terms set forth in the Merger Agreement. Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will be merged with and into the Company (the “Merger”) and the separate corporate existence of Purchaser will cease at that time (the “Effective Time”). Following the consummation of the Merger, the Company will continue as the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of Kenexa. At the effective time of the Merger, each issued and outstanding Share (other than any Shares owned by Kenexa or Purchaser, any Shares owned by the Company and any Shares owned by stockholders who have properly exercised their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law) will be automatically converted into the right to receive an amount in cash equal to the Offer Price.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Kenexa and Purchaser. The Company has agreed to operate its business in the ordinary course consistent with past practice until the Effective Time. The Company has also agreed (1) to cease all existing, and agreed not to solicit or initiate any additional, discussions with third parties regarding other proposals to acquire the Company and (2) to certain restrictions on its ability to respond to such proposals, subject to fulfillment of certain fiduciary requirements of the Company’s Board of Directors. The Merger Agreement also includes customary termination provisions for both the Company and Kenexa and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company may be required to pay Kenexa a termination fee of $3,850,000.

Consummation of the Offer is subject to various conditions, including (1) the valid tender of the number of Shares that would represent at least a majority of the total number of outstanding Shares on a fully diluted basis, where “on a fully diluted basis” means, subject to limited exclusions, the sum of (a) all Shares outstanding plus (b) all Shares the Company may be required to issue pursuant to warrants, options or other obligations outstanding at the expiration date of the Offer under employee stock or similar benefit plans or otherwise, whether or not vested or then exercisable, (2) the expiration or termination of any applicable waiting periods under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (3) the satisfaction of certain other customary closing conditions.

The parties have agreed that if, following completion of the Offer, Purchaser owns at least 90% of the Shares, the Merger will be completed without a meeting of the Company’s stockholders pursuant to Delaware’s “short-form” merger statute. In furtherance thereof, the Company has granted to Purchaser an option, exercisable in whole but not in part on one occasion, to purchase, at a price per Share equal to the Offer Price, the number of Shares that, when added to the number of Shares owned by Purchaser as of immediately prior to such exercise, will constitute one Share more than 90% of the outstanding Shares “on a fully diluted basis” (assuming the issuance of such Shares).

Under the terms of the Merger Agreement, all stock options outstanding immediately prior to the Effective Time (other than options under the Company’s First Amended and Restated 2004 Stock Option and Incentive Plan (the “2004 Plan”)) that are not then vested and exercisable shall become fully vested and exercisable immediately prior to the Effective Time. Holders of stock options under the 2004 Plan outstanding immediately following the date of the Merger Agreement will be able to exercise such options (including all unvested options, subject to consummation of the Offer) prior to their cancellation as of the consummation of the Offer. All unexercised stock options other than options under the 2004 Plan that are outstanding immediately prior to the Effective Time will be cancelled, and the holders thereof will receive cash (without interest and less any applicable withholding of taxes) equal to the excess, if any, of the Offer Price over the per Share exercise price of the respective options multiplied by the total number of Shares subject to such options. Further, all restricted stock awards and restricted stock units outstanding immediately prior to the Effective Time, will vest in full and will be cancelled immediately prior to the Effective Time and the holders thereof will receive cash equal to the Offer Price multiplied by the total number of Shares underlying such restricted stock awards and restricted stock units, in each case, giving effect to full vesting thereof.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to provide investors and holders of Shares with information regarding its terms and is not intended to modify or supplement any factual disclosures about Kenexa, Purchaser or the Company in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Merger Agreement includes customary representations, warranties and covenants of the Company, Kenexa and Purchaser made to each other as of specific dates and has been negotiated among the parties thereto with the principal purpose of establishing the circumstances in which Kenexa may have the right not to consummate the Offer, or a party may have the right to terminate the Merger Agreement if the representations and warranties of the other party or parties prove to be untrue due to a change in circumstances or otherwise. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Kenexa and

Purchaser and may be subject to important qualifications and limitations agreed to by such parties in connection with negotiating the Merger Agreement. Moreover, some of those representations, warranties and covenants may not be accurate or complete as of any specified date, may be subject to different contractual standards of materiality or may have been used for the purpose of allocating risk among the Company, Kenexa and Purchaser rather than establishing matters as facts.

Tender and Support Agreement

In order to induce Kenexa and Purchaser to enter into the Merger Agreement, each director and executive officer of the Company entered into a tender and support agreement (the “Tender and Support Agreement”) with Kenexa and Purchaser concurrent with the execution and delivery of the Merger Agreement. Shares held by these directors and officers that are eligible to be tendered into the Offer represent, in the aggregate, approximately 33% of Shares outstanding on the date of the Merger Agreement. Subject to the terms and conditions of the Tender and Support Agreement, such stockholders agreed, among other things, to tender their Shares in the Offer no later than ten business days following the commencement of the Offer and, if required, to vote their Shares in favor of adoption of the Merger Agreement.

Item 3.03.	Material Modification to Rights of Security Holders.

On August 31, 2010, prior to the execution of the Merger Agreement, the board of directors of the Company approved an Amendment (the “Amendment”) to the Shareholder Rights Agreement, dated as of November 14, 2008, between the Company and American Stock Transfer & Trust Company LLC, as rights agent (the “Rights Agreement”).

The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Offer, the Tender and Support Agreement, the Merger Agreement and the transactions contemplated thereby. The Amendment provides that the execution and delivery of the Merger Agreement and/or the Tender and Support Agreement, or the consummation of the Offer, the Merger and/or the other transactions contemplated by the Merger Agreement, will not be deemed to result in either Kenexa or Purchaser becoming an “Acquiring Person” (as such term is defined in the Rights Agreement). In addition, the Amendment provides that none of a “Stock Acquisition Date,” a “Distribution Date,” a “Section 11(a)(ii) Event” or a “Section 13 Event” (each as defined in the Rights Agreement) shall occur, and that “Rights” (as defined in the Rights Agreement) will not separate from the Shares, in each case, by reason of the execution and delivery of the Merger Agreement and/or the Tender and Support Agreement, or the consummation of the Offer, the Merger and/or the other transactions contemplated by the Merger Agreement. The Amendment also provides that the Rights Agreement shall expire on the Acceptance Date (as defined in the Merger Agreement) if the Rights Agreement has not otherwise terminated. If the Merger Agreement is terminated, the changes to the Rights Agreement pursuant to the Amendment will be of no further force and effect. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On September 1, 2010, the Company and Kenexa issued a joint press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information

The tender offer described in this current report on Form 8-K has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, the Purchaser will file a Tender Offer Statement on Schedule TO with the SEC and the Company will thereafter file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 related to the tender offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other tender offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully before any decision is made with respect to the tender offer. These documents (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements. All statements included in this Current Report on Form 8-K concerning activities, events or developments that Kenexa and the Company expect, believe or anticipate will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including uncertainties as to the timing of the Offer and the Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer; the risk that competing offers will be made; the risk that the tender offer will not close because of a failure to satisfy one or more of the closing conditions; the risk that the Company’s business will have been adversely impacted during the pendency of the tender offer; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010, as amended, as well as the tender offer documents to be filed by Kenexa and Purchaser and the Solicitation/Recommendation Statements to be filed by the Company. Copies of the Company’s filings with the SEC may be obtained at the “Investor Relations” section of the Company’s website at http://www.salary.com. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Agreement and Plan of Merger, dated as of August 31, 2010, by and among Kenexa, Purchaser and the Company (incorporated by reference to Exhibit 2.1 to Kenexa Corporation’s Current Report on Form 8-K filed with the SEC on September 1, 2010).

4.1	Amendment, effective as of August 31, 2010, to the Shareholder Rights Agreement by and among the Company and American Stock Transfer & Trust Company LLC, as Rights Agent.

99.1	Joint Press Release issued by the Company and Kenexa, dated September 1, 2010 (incorporated by reference to Exhibit 99.1 to Kenexa Corporation’s Current Report on Form 8-K filed with the SEC on September 1, 2010).

*	The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salary.com, Inc.

Date: September 1, 2010	By:	/S/ PAUL R. DAOUST
	Name:	Paul R. Daoust
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of August 31, 2010, by and among Kenexa, Purchaser and the Company (incorporated by reference to Exhibit 2.1 to Kenexa Corporation’s Current Report on Form 8-K filed with the SEC on September 1, 2010).

4.1	Amendment, effective as of August 31, 2010, to the Shareholder Rights Agreement by and among the Company and American Stock Transfer & Trust Company LLC, as Rights Agent.

99.1	Joint Press Release issued by the Company and Kenexa, dated September 1, 2010 (incorporated by reference to Exhibit 99.1 to Kenexa Corporation’s Current Report on Form 8-K filed with the SEC on September 1, 2010).

*	The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.